Exhibit 99.1

Vantage Energy Services Company Presentation November 14, 2007

Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to: availability of investment opportunities; general volatility of the market price of our securities; changes in our business strategy; our ability to consummate an appropriate investment opportunity within given time constraints; availability of qualified personnel; changes in our industry, interest rates, the debt securities markets or the general economy; changes in governmental regulations, tax rates and similar matters; changes in generally accepted accounting principles by standard-setting bodies; and the degree and nature of our competition. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

Delivering on our IPO Promise Acquire Four Baker Marine Pacific Class 375 Ultra-premium Jackups for $848 million $500 - $1,000 million initial target acquisition size Utilizing seller equity participation Utilizing credit facility Speculative newbuild market very attractive Capitalize on market expertise and expanding offshore & deepwater spending trends “Quick strike” first transaction Ability to compete against established players for acquisition opportunities Acquire Initial Platform (IPO promise) $848 million acquisition (approximately $1.5 billion including the drillship) Seller is taking $275 million in units $440 million credit facility pending Four Baker Marine Pacific Class 375 Ultra-premium Jackups; option on Ultra-deepwater drillship Professional relationships and industry contacts facilitated a quick transaction Seller refused competing bids from established players in choosing Vantage Establish strong foundation for future expansion

Experienced Management Team and Board

	Years of experience	Relevant Experience
Paul A. Bragg ***CEO and Director***	31 years	▪ CEO, Pride International (1999 – 2005) – Chief Operating Officer (1997 – 1999) – Vice President & CFO (1993 – 1997) ▪ Vice President & CFO, ENSCO (1983 – 1987)
Christopher G. DeClaire ***VP and Director***	28 years*	▪ President, DeClaire Interests – a private investment and consulting firm (2002 – 2006) ▪ CEO, SkillMaster (1994 – 1998)
Jorge E. Estrada M. ***Director***	37 years	▪ Director, Pride International (1993 – 2005) ▪ President & CEO, JEMPSA Media & Entertainment (1996 – Current) ▪ President, Geosource's worldwide drilling division – Vice President, Latin American exploration division
Marcelo D. Guiscardo ***Director***	33 years	▪ President, Pioneer Natural Resources Argentina (2005 – 2006) ▪ Vice President, Pride's E&P Services business (2000 – 2005) ▪ Vice President, E&P for YPF Sociedad Anonima (1993 – 1999) ▪ Various management positions with ExxonMobil (1979 – 1993)
John C.G. O'Leary ***Director***	31 years	▪ Director of Technip, Huisman-Itrec and KS Energy (current) ▪ Partner, Pareto Offshore ASA (2004 – 2007) ▪ President (2004) and Vice President Marketing (1997 – 2003), Pride International
John Russell ***Director***	46 years	▪ President, Baker Hughes (1998) ▪ President & CEO, Western Atlas (1997 – 1998) ▪ EVP & COO, Western Atlas' oilfield services division (1994 – 1997) ▪ Senior Vice President, Litton Industries (1991 – 1994)
Douglas G. Smith ***CFO***	17 years	▪ VP Financial Projects, Pride International (2007) – VP, Controller & Chief Accounting Officer (2004-2006) – Director, Budget & Strategic Planning (2003-2004) ▪ VP Finance, COMSYS (2000-2001)

*Non-energy

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Asset Description Baker Marine Pacific Class 375 Ultra-premium Jackups Under construction at the PPL Shipyard in Singapore (a world-class builder of jackups) Proven Baker Marine design proprietary to PPL Shipyard designed to operate in non-harsh environmental conditions up to 375’ water depth (71% of global jackup fleet ≤ 350’ capability) Top of the line specifications 30,000’ rated drilling capacity 115 crew member accommodations 3,282 ton variable load drilling capacity Vantage jackup units will be the 17th, 18th, 20th and 21st in the BM Pacific Class Series built by PPL since 2006 initial delivery

TMT has previously partnered with a SPAC – Star Maritime – to successfully build value for investors. IPO investors in Star Maritime have experienced gains of over 100%(b) Strategic Partner – TMT Offshore drilling assets of TMT TMT is one of the world’s largest privately-owned shipping companies TMT will become a major shareholder of and strategic partner to Vantage consideration to TMT includes approximately $275 million in units(a) High strategic value to Vantage level of equity investment demonstrates commitment to the long-term growth of Vantage and the management team keen insight into important global markets, particularly Asia exceptional shipyard relationships (TMT is a global shipping owner and operator of approximately 100 vessels) shipping provider for essentially all major oil and gas and national oil companies $275 million represents approximately a 41% ownership stake on a fully diluted basis. Returns based on market price as of November 13, 2007 and Star Maritime’s December 16, 2005 IPO price.

Positive Exploration Spending Environment World oil consumption and spare capacity RRR continues to fall Source: EIA Source: Enskilda research Excess production capacity at lowest level in over 30 years with little expansion over the near to medium term Organic Reserve Replacement Ratio (RRR) at record-low of 76% 56 63 60 67 70 77 84 92 98 104 111 3 4 3 11 6 8 3 3 2 2 1 0 20 40 60 80 100 120 1975 1980 1985 1990 1995 2000 2005 2010E 2015E 2020E 2025E mmbb/d 0% 4% 8% 12% 16% 20% % spare capacity Global oil consumption Spare capacity Spare capacity / consumption

Jackup segmentation by age of rig Scarcity of Premium Jackups Steady growth in demand and supply Consistently high utilization Under 300 premium jackups in worldwide fleet, including newbuilds under construction Vantage targeting ultra-premium segment, under 70 total rigs Premium jackup segmentation by depth class(b) (a) Includes 85 newbuilds under construction. (b) Lightly shaded portions of graph indicates newbuilds under construction. Source: ODS-Petrodata Supply and demand for premium international jackups (>300’) Total rigs: 285 Total rigs: 498 Vantage (a) 75 100 125 150 175 200 225 Jan-01 Jan-03 Jan-05 Jan-07 Demand & Supply 85% 88% 91% 94% 97% 100% Utilization % Demand Effective Supply Total Supply Utilization

Precedent Newbuild Jack-Up Contracts

Fixture Date	Manager	Rig Name	Rig Water Depth (ft)	Operator	Region	Dayrate	Prior Dayrate	Duration	Contract Description	Start Date
30-Oct-07	Scorpion Offshore	Offshore Courageous	350	RAK Petroleum	Middle East	190,000	190,000	6 months	6 months	Feb-08
19-Sep-07	Maersk Contractors	Maersk JU Tbn1	350	Dubai Petroleum	Middle East	180,000	NA	36 months	3 years	Jan-08
6-Sep-07	Scorpion Offshore	Offshore Defender	350	Petrobras	S America	185,000	NA	24 months	2 years	Mar-08
20-Aug-07	Awilco	WilBoss	400	Premier	SE Asia	220,000	NA	6 months	6 months	Jan-08
1-Aug-07	Sinvest	Deep Driller 4	375	Reliance	Indian Ocean	200,000	NA	12 months	1 year + 2 x 6 month options	Oct-07
31-Jul-07	Sinvest	Deep Driller 3	350	Petronas Carigali	SE Asia	TBD	225,000	2 months	2 wells	Jun-08
16-Jul-07	Jindal Drilling	Virtue I	350	ONGC	Indian Ocean	144,500	NA	60 months	5 years	Dec-08
13-Jul-07	Great Offshore	Samed Shikhar	350	ONGC	Indian Ocean	144,500	NA	60 months	5 years	May-09
18-Jun-07	Sinvest	Deep Driller 5	350	Cairn Energy	Indian Ocean	210,000	NA	6 months	2 wells + 1 well option	Dec-07
24-May-07	Scorpion Offshore	Offshore Courageous	350	Cairn Energy	Indian Ocean	190,000	NA	6 months	4 wells + 1 x 4 well option	Sep-07
9-Apr-07	Sinvest	Deep Driller 1	375	GSPC	Indian Ocean	194,000	165,000	24 months	2 years + 2 x 6 month options	May-07
15-Feb-07	Seadrill	West Triton	375	ADA	Aus/NZ	274,200	NA	9 months	9 months + options	Feb-08
NA	Perforadora Central	Panuco	350	PEMEX	Mexico	185,000	NA	33 months	1,000 days	2007
NA	Rowan	Hank Boswell	300	Saudi Aramco	Middle East	190,000	NA	48 months	4 years	Mar-07
22-Dec-06	Awilco	WilSuperior	375	Thang Lo	Vietnam	225,000	NA	12 months		May-07
Median						190,000	190,000	12 months		
Mean						195,157	193,333	23 months		

Source: ODS-Petrodata, Company filings, press releases and websites
Note: Yellow highlighting indicates Baker Marine Pacific Class 375 rigs.

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Attractive Valuation for Jackups Attractive newbuild multiple 1 – 2 years from closing to delivery Attractive purchase price Market rate for premium newbuilds $200 – 220/per rig 2 – 3 years to delivery Note: Market data as of September 7, 2007 and sourced from ODS-Petrodata, FactSet and Wall Street research. Purchase price sensitivity Dayrate (000s) $175 $200 $225 Implied multiple 4.3x 3.8x 3.4x Acquiring four ultra-premium newbuild jackups under construction for attractive price relative to market multiple and newbuild contracts Vantage will take delivery on average 1 year earlier than a newbuild contract obtained today represents ~ $224 million of cash flow $0 $50 $100 $150 $200 $250 Construction cost ($ in millions)

Attractive Purchase Multiple Vantage is buying the four ultra-premium jackups at 3.8x (midpoint), well below the 2007E EBITDA trading multiples of comparable peers and at a discount to the fully deployed EBITDA multiples TEV / 2007E EBITDA multiples TEV / Fully deployed EBITDA multiples (a) Note: Market data as of November 7, 2007 and sourced from ODS-Petrodata, FactSet and Wall Street research. (a) RIG, GSF, NE and ESV based on 2009E EBITDA. SDRL and AWO based on fully-deployed EBITDA (2010E). VTG 3.4x – 4.3x purchase price multiple range

Implied Value of Early Delivery The table below shows the present value of the cash flows generated from different contracts for various periods of time corresponding to the estimated additional time (beyond the estimated delivery date of OGIL’s fourth rig) required to deliver a newbuild ordered today. The current estimated cost for an ultra-premium jack-up similar to the BM Pacific Class 375 is $200-210 million, with an earliest available delivery date of mid-2010 (1) PV of Cash Flows at 12% Discount Rate (2) ($ in millions, unless otherwise noted) Additional Time for Newbuild Ordered Today 9 – mo $22.6 28.0 33.4 12 – mo $29.7 36.8 43.9 Dayrate (000s) $175 $200 $225

Option on Ultra-Deepwater Drillship

- Effective one year option
  - premium ultra-deepwater drillship
  - expires 6 months after jackup acquisition close
  - attractive exercise price of $652 million
  - engineering ongoing with expected delivery in late 2010/early 2011
  - world-class ship builder

Drillship segmentation by age of rig



26%
5 - 20 years
20+ years
34%
<5 years (a)
Vantage
40%

Total drillships: 62

Historical drillship (7500+ ft.) dayrates & utilization



$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Dayrates
100%
80%
60%
40%
Utilization %
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dayrate
Marketed Utilization

Drillship segmentation by water depth



15%
< 4,000 ft.
40%
(b)
Vantage
4,000 - 7,500 ft.
Newbuild 7500+ ft.
18%
7,500+ ft.
27%

Total drillships: 62

(a) Includes 25 newbuilds under construction.
(b) All newbuilds are in the 7,500+ ft. depth class.
Source: ODS-Petrodata

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Vantage Strategy Current Platform First-tier Offshore Drilling Company Four newbuild ultra-premium jackups Option to acquire ultra-deepwater drillship Best in class assets ensure high utilization and dayrates Expertise, reputation and contacts provide access to premium contracts Contract rigs Shipyard supervision to help ensure timely delivery Deploy Operating assets Additional newbuilds Primarily debt financed / contract-backed Value Enhancements Potential Follow-on Acquisition Targets

Sources & Uses – Initial Acquisition Initial payment is for the four ultra-premium newbuild jackups and $8 million option on an ultra-deepwater drillship Vantage will assume shipyard payment schedule from TMT (a) $440 million facility. (b) Assumes market price of $8.25 per unit (one share of common and 0.75 warrant) of Vantage. (c) Future construction payments and rig outfitting costs will occur prior to delivery of the assets. Sources of funds Uses of funds ($ in millions) Cash from trust $270 Cash to seller $ 56 Draws on construction loan(a) 295 Equity to seller 275 Equity to seller(b) 275 $331 Expected cash flow from rig operations 50 Fees and other ex penses 2 Future construction payments(c) 517 Rig outfitting(c) 40 $890 $890 Total Initial payment

Capitalization Includes equity subject to redemption. Includes underwriter’s purchase option Assumes market price of $8.25 per unit (one share of common and 0.75 warrant) of Vantage. ($ in millions) Pre-transaction Adjustment Post-transaction (at close) Cash $270 ($68 ) $202 Construction loan - - - - - - Book equity(a) $262 $275 $537 $262 $275 $537 Equity ownership Pre-transaction Post-tr ansaction (at close) Common Warrants Common Warrants Management 7,875,000 3,375,000 7,875,000 3,375,000 IPO shareholders(b) 34,500,000 37,000,000 34,500,000 37,000,000 Seller(c) 33,333,333 25,000,000 42,375,000 40,375,000 75,708,333 65,375,000 Total Total capitalization Total debt

VTG Ownership Summary Top 15 Shareholders as of June 30, 2007 Ownership Summary Shares Market Value % of Total Name Type (000s) (000s) Ownership Harvard Management Co., Inc. Foundation/Endowment $2,600 $19,552 6.1% HBK Investments LP Hedge Fund Company 2,556 19,220 6.0% Paul Bragg Individual 2,205 16,582 5.2% Third Point Management Co. LLC Hedge Fund Company 1,875 14,100 4.4% Fir Tree, Inc. Hedge Fund Company 1,875 14,100 4.4% D.B. Zwirn & Co. LP Hedge Fund Company 1,875 14,100 4.4% Amber Capital LP Hedge Fund Company 1,875 14,100 4.4% Azimuth Opportunity Ltd. Private Company 1,807 13,585 4.3% Highbridge Capital Management LLC Hedge Fund Company 1,265 9,513 3.0% Marcelo Guiscardo Individual 1,134 8,528 2.7% Jorge Estrada Individual 1,134 8,528 2.7% Christopher DeClaire Individual 1,134 8,528 2.7% John Russell Individual 1,134 8,528 2.7% John O'Leary Individual 1,134 8,528 2.7% Greywolf Capital Management Hedge Fund Company 1,131 8,507 2.7%

Key Staffing CEO Onboard COO Committed (Dec-07) CFO Onboard VP – Strategic Planning Onboard VP – Marketing Committed (Nov-07) VP – Engineering Onboard Legal Onboard (As needed) VP – HSE Candidates Identified (2008) Controller Committed (Q1 2008) Rig Superintendent #1 Candidates Identified (2008) Rig Superintendent #2 Candidates Identified (2008) Rig Superintendent #3 Candidates Identified (2008) Rig Superintendent #4 Candidates Identified (2008) Rig Superintendent D/S Candidates Identified (2008)

Operating Timeline Marketing of Rigs Acquisition Review - Subsequent Deals Dec-08 Proxy / SEC Nov-08 Delivery of JU #1 Oct-08 Executive Team Jackup Construction / Oversight Drillship Construction / Oversight Jul-08 Aug-08 Sep-08 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Target for Contracting of All Rigs Exercise D/S Option Shareholder Approval